Summary Prospectus March 1, 2023
  JPMorgan Climate Change Solutions ETF
Ticker: TEMP
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-844-457-6383 or by sending an e-mail request to jpm.xf@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2023, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
What is the goal of the Fund?
The Fund seeks to achieve long-term capital appreciation by investing in companies that the adviser believes are developing solutions to address climate change.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Total Annual Fund Operating Expenses	0.49
1
The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	50	157	274	616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (December 13, 2021 through October 31, 2022), the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
What are the Fund’s main investment strategies?
In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, are developing solutions to address climate change and are thus well positioned to benefit from growing demand for such solutions. For purposes of the Fund’s investment objective, companies that are developing solutions to address climate change include companies that currently are providing solutions to climate change, are in the process of creating solutions to address climate change, or implementing business practices in response to climate change. The Fund is a “thematic” fund meaning that the Fund seeks to identify and invest in companies that are relevant to the investment theme of climate change solutions. Companies are selected in relation to the following key sub-themes:
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Sustainable Transportation – Companies that the adviser believes are investing in sustainable forms of transportation across automobiles, trains and planes
•
Sustainable Construction – Companies that the adviser believes are developing less carbon-intense forms of construction, including energy efficiency of buildings and cement and steel construction
•
Sustainable Food and Water – Companies that the adviser believes are investing in less carbon-intense forms of agriculture, sustainable food, or clean water
•
Renewable Energy and Electrification – Companies that the adviser believes are developing less carbon intensive energy such as wind, solar, or hydro across the full production chain or that are advancing energy efficiency or enhancing electrification
•
Recycling and Re-Use – Companies that the adviser believes are developing technologies to reduce waste, including equipment and materials recycling
These sub-themes may change from time to time as businesses, technologies, and practices evolve or emerge to combat climate change. Under normal circumstances, the Fund invests at least

80% of its Assets in equity securities of companies that meet the adviser’s criteria for relevance to the theme of climate change solutions (the 80% policy). “Assets” means net assets, plus the amount of borrowings for investment purposes.
In implementing its main strategies, the Fund invests primarily in common stocks and depositary receipts. The Fund is not managed to an index and may invest in equity securities in both U.S. and foreign markets including emerging markets. The Fund may invest a significant portion of its assets in small capitalization companies and have significant positions in specific sectors or markets from time to time. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to equity markets, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund may use futures contracts to invest incoming cash in the market or sell futures contracts in response to cash outflows, thereby gaining equity market exposure while maintaining a cash balance for liquidity. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
Investment Process: The Fund is an actively managed Fund and applies the investment process described below to select investments for the Fund, other than its investments in derivatives and money market funds. The adviser begins with a universe of over 10,000 stocks of companies of all capitalization levels in both developed and emerging markets as potential investments for the Fund. In identifying companies that are developing solutions to address climate change from the starting universe, the adviser uses the following three steps.
Exclusionary Framework: As an initial step, the Fund seeks to avoid investing in companies that the adviser has determined, based on its exclusionary framework, to be significantly involved in certain business activities or industries, such as thermal coal. This exclusionary framework relies on multiple data inputs, including information from third-party providers who identify an issuer’s participation in or the revenue which they derive from activities that are inconsistent with values- and norms-based screens. The adviser may modify the exclusionary framework without notice to shareholders to, among other things, modify the data inputs, change third-party data providers, or add or remove certain business activities or industries from the screening process.
Identification of Opportunity Set: After applying the exclusionary framework, the adviser uses its proprietary system, known as Themebot to help identify companies that are developing solutions to address climate change through their products and services. Themebot is designed to recognize key words and concepts that the adviser believes are attributable to such companies. Through natural language processing, Themebot analyzes public documentation such as regulatory filings, broker reports, news reports or company profiles sourced directly from the applicable company or third parties. As part of its process, Themebot determines textual relevance (based, in part, on the occurrences of key words and phrases), and revenues from the products or services that the adviser has identified as developing solutions to address climate change. Based on this processing, Themebot systematically ranks stocks based on textual relevance and revenue attribution to help the adviser prioritize its review of individual companies for inclusion in the portfolio.
Sustainable Investment Inclusion Process: The adviser then reviews individual securities using the adviser’s proprietary sustainable investment inclusion process to identify securities that the adviser believes are developing solutions to address climate change. For all companies reviewed by the adviser under the sustainable investment inclusion process, the adviser analyzes: (1) the applicable environmental and/or social benefits associated with a company’s products and services and how they are developing solutions to address climate change, (2) the risks to the company, including whether there are business activities in other areas that could negate the positive benefits created by the company’s products or services, and (3) the governance qualifications of the company such as an evaluation of management structure, employee practices, remuneration of staff and tax compliance.
The process also uses a revenue threshold of 20% (subject to change as determined by the adviser from time to time) to determine whether a company’s products and services develop solutions to address climate change, subject to review by the adviser to determine whether such revenue is reasonably attributable to such products or services. For companies that are identified as being below the revenue threshold or where the adviser determines that revenue is not available, relevant or meaningful, the adviser may still determine that the company develops solutions to address climate change based on one or more of the following considerations: (1) an identification of who benefits from the company’s products and services, (2) the scale and scope of the company’s products and services, and (3) the social or environmental outcomes associated with the company’s products and services and whether such outcomes would happen without such products or services.
Only companies that the adviser has identified as developing solutions to address climate change under the sustainable investment inclusion process are eligible for inclusion under the Fund’s 80% policy.
Security Selection. After identifying the companies that it believes are developing solutions to address climate change, the adviser selects securities using an active, bottom-up investment approach to determine which companies are best positioned to achieve the Fund’s objective of long-term capital appreciation based on fundamental analysis, including ongoing discussions between the adviser’s stewardship team and/or investment team and companies (also known as engagement).
For purposes of the Fund’s 80% policy, the adviser is not limited to companies identified by Themebot and may add companies that have not been identified by Themebot but which the adviser has determined to be developing solutions to address climate change using the sustainable investment inclusion process. If a company ceases to qualify as a company that develops solutions to address climate change, the adviser may sell the security or alternatively retain the security if the adviser believes the company can resolve the issue in the short-term based on the adviser's engagement with the company or other available information. Up to 20% of the Fund’s Assets may be invested in cash and cash equivalents, derivatives, and investments that do not satisfy the adviser’s sustainable investment inclusion process and/or in investments that are not directly related to the sub-themes listed above. In addition, for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market condi tions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Thematic Investing Risk. The Fund’s thematic investing strategies could cause it to perform differently compared to funds that do not have such strategies. The Fund relies on the adviser’s proprietary system and investment process for the identification of securities for inclusion in the Fund that reflect the theme of climate change solutions and its related sub-themes. The Fund’s performance may suffer if such securities are not correctly identified or if the theme or a sub-theme develops in an unexpected manner. Performance may also suffer if the stocks included in the Fund do not benefit from the development of such themes or sub-themes. There is no guarantee that the adviser’s investment process will reflect the theme and sub-theme exposures intended.
The criteria related to the Fund’s thematic investing strategies, including the exclusion of securities of companies in certain business activities or industries, may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for thematic reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund may underperform funds that invest in a broader array of investments. In addition, there is a risk that the companies identified by the adviser’s investment process as reflecting the theme of climate change solutions or its related sub-themes do not operate as expected when addressing climate change. While the Adviser seeks to identify business activities in other areas that could negate the positive benefits created by a company’s products or services, the adviser’s ability to identify such business activities may be complicated in companies that have multiple lines of business, complex structures or are launching new lines of business. The adviser and its proprietary system assess companies by using a wide set of data inputs, combined with fundamental analysis. While the adviser looks to data inputs that it believes to be reliable, the adviser cannot guarantee the accuracy of its proprietary system or third party data. Under the adviser’s investment process, data inputs may include information self-reported by companies and third party providers that may be based on criteria that differs significantly from the criteria used by the adviser to evaluate relevance to the Fund’s investment theme. In addition, the criteria used by third-party providers can differ significantly, and data can vary across providers and within the same industry for the same provider. Moreover, there is no common definition of climate change solutions and as a result there may be significant differences in interpretations of what it means for a company to be relevant to the theme of climate change solutions. While the adviser believes its definitions and sustainable investment inclusion process are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Climate Change Solutions Investment Focus Risk. The Fund’s investment strategy may result in the Fund investing in securities or industry sectors that underperform the market. The Fund’s focus on securities of issuers that, in the adviser’s option, are developing solutions to address climate change and benefit from growing demand for such solutions will result in exposure to certain market segments including transportation, construction, food and water, renewable energy and electrification and recycling and reuse. The Fund will be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The Fund is particularly exposed to, and may be negatively impacted by changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments. Companies involved in renewable energy and electrification also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of climate change, and changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by technological changes in industries focusing on energy, pollution control and mitigation of climate change. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. The Fund’s adviser may consider certain factors related to climate change that may cause it to perform differently compared to funds that do not have such considerations. The consideration of these factors may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for climate change reasons when it might otherwise be disadvantageous for it to do so. In addition, there is a risk that the companies identified by the adviser do not operate as expected when addressing climate changes issues. There are significant differences in interpretations of what it means for a company to have solutions that address climate change.
Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage, thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s Shares may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s Shares being more sensitive to economic results among those issuing the securities. The value of the Fund’s Shares may also be more volatile than the value of a Fund which invests in more securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI ACWI Index (net total return). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2022	15.55%
Worst Quarter	2nd quarter, 2022	-18.44%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)
	Past	Life of Fund since
	1 Year	12/13/2021
SHARES
Return Before Taxes	-21.13%	-20.42%
Return After Taxes on Distributions	-21.25	-20.55
Return After Taxes on Distributions and Sale of Fund Shares	-12.29	-15.46
MSCI ACWI INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-18.36	-16.00
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2021	Managing Director
Francesco Conte	2021	Managing Director
Sara Bellenda	2021	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than
NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the bid-ask spread).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-CCS-ETF-323